For more information, contact:
Lauren Dillard
Acxiom Investor Relations
(650) 372-2242
investor.relations@acxiom.com
EACXM

ACXIOM ANNOUNCES FOURTH QUARTER AND FISCAL YEAR RESULTS

Connectivity Revenue Exceeds $60 Million for the Year

LITTLE ROCK, Ark. – May 21, 2015 Acxiom® (Nasdaq: ACXM), an enterprise data, analytics and software-as-a-service company, today announced financial results for its fourth quarter and full year ended March 31, 2015.

Fourth Quarter Financial Highlights

Total revenue was $257 million, down 4% compared to the fourth quarter of fiscal 2014 as a result of expected IT Infrastructure Management declines.

·
Marketing and Data Services revenue was $206 million, down 2% compared to the fourth quarter of last year. Connectivity revenue, which is included in Marketing and Data Services, was $22 million, up $17 million or 367% compared to the same period a year ago.

·	IT Infrastructure Management revenue was $52 million, down approximately 12% compared to the prior year period.

GAAP loss per share was lower as a result of unusual items associated with European restructuring activities in the prior year.

·
Net loss per share from continuing operations was $0.08 compared to a net loss of $0.33 a year ago. Unusual items, non-cash compensation and intangible asset amortization impacted GAAP earnings per share by $0.32 in the quarter. Unusual items included expenses associated with the Company’s restructuring activities as well as separation and transformation initiatives.

·
Operating cash flow from continuing operations was $34 million, down 15% compared to the same period a year ago. Free cash flow to equity was $4 million compared to $15 million for the prior year period.

Non-GAAP operating income and diluted earnings per share were down as a result of declines in International Marketing and Data Services.

·	Non-GAAP diluted earnings per share were $0.24 compared to $0.26 a year ago. Earnings per share in the current period were positively impacted by a tax adjustment resulting in a $0.04 improvement.
·	Non-GAAP operating income was $31 million, down from $35 million for the same period last year.

Fiscal Year 2015 Financial Highlights

Total revenue was $1,020 million, down 4% compared to $1,062 million in fiscal 2014 as a result of expected IT Infrastructure Management declines.

·	Marketing and Data Services revenue was $805 million, roughly flat compared to the prior year. Connectivity revenue was $63 million, up $48 million or 326% compared to fiscal 2014.
·	IT Infrastructure Management revenue was down year-over-year approximately 16%.

GAAP loss per share was down due to expenses associated with business separation and transformation activities, non-cash compensation and acquired intangible asset amortization, as well as declines in IT Infrastructure Management.

·
Net loss per share from continuing operations was $0.12 compared to earnings per share of $0.14 a year ago. Unusual items, non-cash compensation and intangible asset amortization impacted GAAP earnings per share by $0.90 for the year. Unusual items included expenses associated with the Company’s restructuring activities as well as separation and transformation initiatives.

·	Operating cash flow from continuing operations was $105 million, down 36% compared to the prior year. The decline was driven by changes in working capital, and to a lesser extent, lower earnings.
·	Free cash flow to equity was negative $10 million compared to $76 million last year. The decline was primarily due to lower operating cash flow and higher capital expenditures.

Non-GAAP operating income and diluted earnings per share were down as a result of the declines in the IT Infrastructure Management business.

·	Non-GAAP diluted earnings per share were $0.78 compared to $0.95 in the prior year. Earnings per share in both periods were positively impacted by a tax adjustment resulting in a $0.04 improvement.
·	Non-GAAP operating income was $105 million, down from $126 million in fiscal 2014.

Non-GAAP results exclude unusual items, non-cash compensation and acquired intangible asset amortization. A reconciliation between GAAP and non-GAAP results is attached to this release.

“Connectivity’s strong performance in the fourth quarter capped off a year of explosive adoption and growth,” said Acxiom CEO Scott Howe. “Our focus in fiscal 2016 is on aggressively extending our early lead in onboarding and Connectivity, and returning our Marketing and Data Services business to a position of growth.”

Fourth Quarter Business Highlights

·
The Company added 20 new Connectivity customers during the quarter including several major advertisers and marketing applications. Customers can now onboard and distribute data to a growing universe of over 140 leading publishers and marketing applications.

·	Acxiom joined the newly renamed Facebook Marketing Partners Program. As part of this program, Acxiom’s audience data and onboarding capabilities are available to Facebook marketers globally.

·
The Company expanded its global data partnership with Twitter during the quarter. Twitter’s behavior targeting and partner audiences program will leverage Acxiom’s third party data to power its advertising reach. Advertisers are now able to select from 135 Acxiom audience categories to define or find a group of users on Twitter.

·
Acxiom appointed Rick Erwin as President and General Manager of Audience Solutions, a newly formed business unit comprised of the Company’s Data and Decision Sciences assets. With over two decades of marketing services experience, Erwin, a leading voice in the field of data-driven marketing, will be responsible for driving the strategy, growth and profitability of Acxiom’s industry-leading data and recognition products and services.

·
Subsequent to quarter-end, Acxiom entered into a definitive agreement to sell its IT Infrastructure Management business to Charlesbank Capital Partners and co-investor M/C Partners for total cash consideration of up to $190 million. The sale will allow the Company to focus more sharply on its Marketing and Data Services business.

Financial Outlook

The Company’s guidance excludes the IT Infrastructure Management business as it will be reported as a discontinued operation beginning in the first quarter of fiscal 2016. It also excludes the impact of unusual items, non-cash compensation and acquired intangible asset amortization. Acxiom’s estimates for fiscal 2016 are as follows:

·	Revenue from continuing operations in the range of $815 million to $840 million.
·	Earnings per diluted share from continuing operations in the range of $0.45 to $0.50.

Conference Call

Acxiom will hold a conference call at 4:00 p.m. CDT today to further discuss this information. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com. A slide presentation will be referenced during the call and can be accessed here.

About Acxiom

Acxiom is an enterprise data, analytics and software-as-a-service company that uniquely fuses trust, experience and scale to fuel data-driven results. For over 40 years, Acxiom has been an innovator in harnessing the most important sources and uses of data to strengthen connections between people, businesses and their partners. Utilizing a channel and media neutral approach, we leverage cutting-edge, data-oriented products and services to maximize customer value. Every week, Acxiom powers more than a trillion transactions that enable better living for people and better results for our 7,000+ global clients. For more information about Acxiom, visit Acxiom.com.

Forward-Looking Statements

This release and today’s conference call may contain forward-looking statements including, without limitation, statements regarding expected levels of revenue and earnings per share, the impact of a sale of ITO. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. The following are factors, among others, that could cause actual results to differ materially from these forward-looking statements: the possibility that the ITO transaction might not close, or close within the anticipated time frame, due to a failure of one or more closing conditions; the possibility that the expected revenue from the divisions may not be realized within the expected timeframe; the possibility that certain contracts may not generate the anticipated revenue or profitability or may not be closed within the anticipated time frames; the possibility that significant customers may experience extreme, severe economic difficulty or otherwise reduce or cancel the amount of business they do with us; the possibility that we will not successfully complete customer contract requirements on time or meet the service levels specified in the contracts, which may result in contract penalties or lost revenue; the possibility that data suppliers might withdraw data from us, leading to our inability to provide certain products and services to our clients; the possibility that we may not be able to attract, retain or motivate qualified technical, sales and leadership associates, or that we may lose key associates; the possibility that we may not be able to adequately adapt to rapidly changing computing environments, technologies and marketing practices; the possibility that we will not be able to continue to receive credit upon satisfactory terms and conditions; the possibility that negative changes in economic conditions in general or other conditions might lead to a reduction in demand for our products and services; the possibility that there will be changes in consumer or business information industries and markets that negatively impact the company; the possibility that the historical seasonality of our business may change; the possibility that we will not be able to achieve anticipated cost reductions and avoid unanticipated costs; the possibility that the fair value of certain of our assets may not be equal to the carrying value of those assets now or in future time periods; the possibility that unusual charges may be incurred; the possibility that changes in accounting pronouncements may occur and may impact these forward-looking statements; the possibility that we may encounter difficulties when entering new markets or industries; the possibility that we could experience loss of data center capacity or interruption of telecommunication links; the possibility that new laws may be enacted which limit our ability to provide services to our clients and/or which limit the use of data; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS” in our Annual Report on Form 10-K for the year ended March 31, 2014, which was filed with the Securities and Exchange Commission on May 28, 2014.

With respect to the provision of products or services outside our primary base of operations in the United States, all of the above factors apply, along with the difficulty of doing business in numerous sovereign jurisdictions due to differences in scale, competition, culture, laws and regulations.

We undertake no obligation to update the information contained in this press release or any other forward-looking statement.

Acxiom is a registered trademark of Acxiom Corporation.

To automatically receive Acxiom Corporation financial news by email, please visit www.acxiom.com and subscribe to email alerts.

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended
	March 31,
			$	%
	2015	2014	Variance	Variance

Revenue:
Marketing and data services	205,734	209,746	(4,012)	(1.9%)
IT Infrastructure management services	51,633	58,816	(7,183)	(12.2%)
Total revenue	257,367	268,562	(11,195)	(4.2%)

Operating costs and expenses:
Cost of revenue	206,120	198,920	7,200	3.6%
Selling, general and administrative	43,795	45,519	(1,724)	(3.8%)
Impairment of goodwill and other	-	24,953	(24,953)	(100.0%)
Gains, losses and other items, net	12,077	10,673	1,404	13.2%

Total operating costs and expenses	261,992	280,065	(18,073)	(6.5%)

Loss from operations	(4,625)	(11,503)	6,878	59.8%
% Margin	-1.8%	-4.3%
Other income (expense):
Interest expense	(2,474)	(2,558)	84	3.3%
Other, net	(763)	579	(1,342)	(231.8%)

Total other income (expense)	(3,237)	(1,979)	(1,258)	(63.6%)

Loss from continuing operations before income taxes	(7,862)	(13,482)	5,620	41.7%

Income taxes	(1,809)	12,045	(13,854)	(115.0%)

Net loss from continuing operations	(6,053)	(25,527)	19,474	76.3%

Earnings (loss) from discontinued operations, net of tax	14	(3,696)	3,710	100.4%

Net loss	(6,039)	(29,223)	23,184	79.3%

Less: Net earnings attributable to noncontrolling interest	-	-	-	-

Net loss attributable to Acxiom	(6,039)	(29,223)	23,184	79.3%

Basic loss per share:
Net loss from continuing operations	(0.08)	(0.33)	0.26	76.6%
Earnings (loss) from discontinued operations	-	(0.05)	0.05	100.0%
Net loss	(0.08)	(0.38)	0.30	78.9%

Net loss attributable to Acxiom stockholders	(0.08)	(0.38)	0.31	79.6%

Diluted loss per share:
Net loss from continuing operations	(0.08)	(0.33)	0.26	76.6%
Earnings (loss) from discontinued operations	-	(0.05)	0.05	100.0%
Net loss	(0.08)	(0.38)	0.30	78.9%

Net loss attributable to Acxiom stockholders	(0.08)	(0.38)	0.31	79.6%

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Twelve Months Ended
	March 31
			$	%
	2015	2014	Variance	Variance

Revenue:
Marketing and data services	804,911	805,153	(242)	(0.0%)
IT Infrastructure management services	215,148	257,125	(41,977)	(16.3%)
Total revenue	1,020,059	1,062,278	(42,219)	(4.0%)

Operating costs and expenses:
Cost of revenue	807,469	795,562	11,907	1.5%
Selling, general and administrative	188,561	169,376	19,185	11.3%
Impairment of goodwill and other	-	24,953
Gains, losses and other items, net	24,633	21,914	2,719	12.4%

Total operating costs and expenses	1,020,663	1,011,805	8,858	0.9%

Income from operations	(604)	50,473	(51,077)	(101.2%)
% Margin	-0.1%	4.8%
Other income (expense):
Interest expense	(10,050)	(11,671)	1,621	13.9%
Other, net	(1,325)	1,817	(3,142)	(172.9%)

Total other income (expense)	(11,375)	(9,854)	(1,521)	(15.4%)

Earnings (loss) from continuing operations before income taxes	(11,979)	40,619	(52,598)	(129.5%)

Income taxes	(2,832)	29,627	(32,459)	(109.6%)

Net earnings (loss) from continuing operations	(9,147)	10,992	(20,139)	(183.2%)

Loss from discontinued operations, net of tax	(1,884)	(2,189)	305	13.9%

Net earnings (loss)	(11,031)	8,803	(19,834)	(225.3%)

Less: Net loss attributable to noncontrolling interest	-	(60)	60	100.0%

Net earnings (loss) attributable to Acxiom	(11,031)	8,863	(19,894)	(224.5%)

Basic earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.12)	0.15	(0.27)	(180.6%)
Earnings (loss) from discontinued operations	(0.02)	(0.03)	0.01	33.3%
Net earnings (loss)	(0.14)	0.12	(0.26)	(216.7%)

Net earnings (loss) attributable to Acxiom stockholders	(0.14)	0.12	(0.26)	(220.6%)

Diluted earnings (loss) per share:
Net earnings (loss) from continuing operations	(0.12)	0.14	(0.26)	(183.1%)
Earnings (loss) from discontinued operations	(0.02)	(0.03)	0.01	33.3%
Net earnings (loss)	(0.14)	0.11	(0.25)	(227.3%)

Net earnings (loss) attributable to Acxiom stockholders	(0.14)	0.12	(0.26)	(224.2%)

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Twelve Months Ended
	March 31,		March 31,
	2015	2014	2015	2014

Earnings (loss) from continuing operations before income taxes	(7,862)	(13,482)	(11,979)	40,619

Income taxes	(1,809)	12,045	(2,832)	29,627

Net earnings (loss) from continuing operations	(6,053)	(25,527)	(9,147)	10,992

Earnings (loss) from discontinued operations, net of tax	14	(3,696)	(1,884)	(2,189)

Net earnings (loss)	(6,039)	(29,223)	(11,031)	8,803

Less: Net earnings (loss) attributable to noncontrolling interest	-	-	-	(60)

Net earnings (loss) attributable to Acxiom	(6,039)	(29,223)	(11,031)	8,863

Earnings (loss) per share attributable to Acxiom stockholders:

Basic	(0.08)	(0.38)	(0.14)	0.12

Diluted	(0.08)	(0.38)	(0.14)	0.12

Unusual items:
Legal settlement accruals (gains, losses, and other)	-	-	-	4,200
Purchased intangible asset amortization (cost of revenue)	3,779	68	11,446	340
Live Ramp acquisition costs (gains, losses, and other)	-	-	820	-
Impairment of goodwill and other assets	-	24,953	-	24,953
Non-cash stock compensation (cost of revenue and SG&A)	8,348	3,581	28,886	13,925
Restructuring charges and other adjustments (gains, losses, and other)	12,077	10,673	23,813	17,714
Separation and transformation costs (SG&A)	7,044	6,924	36,488	14,007
Accelerated amortization (cost of revenue)	4,316	-	4,316	-
Gain on investment (other income)	-	-	-	(2,567)

Total unusual items, continuing operations	35,564	46,199	105,769	72,572

Earnings from continuing operations before income taxes
and excluding unusual items	27,702	32,717	93,790	113,191

Income taxes	8,706	12,474	32,653	40,015

Non-GAAP earnings from continuing operations	18,996	20,243	61,137	73,176

Earnings from discontinued operations, net of tax	-	-	-	-

Non-GAAP net earnings	18,996	20,243	61,137	73,176

Less: Net loss attributable to noncontrolling interest	-	-	-	(60)

Non-GAAP Net earnings attributable to Acxiom	18,996	20,243	61,137	73,236

Non-GAAP earnings per share attributable to Acxiom stockholders:

Basic	0.25	0.27	0.79	0.98

Diluted	0.24	0.26	0.78	0.95

Basic weighted average shares	77,427	76,293	77,106	74,690

Diluted weighted average shares	79,027	78,450	78,495	76,954

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Twelve Months Ended
	March 31,		March 31,
	2015	2014	2015	2014

Income from operations	(4,625)	(11,503)	(604)	50,473

Unusual items	35,564	46,199	105,769	75,139

Income from operations before unusual items	30,939	34,696	105,165	125,612

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Three Months Ended

	March 31,	March 31,
	2015	2014

Basic loss per share from continuing operations:
Numerator - net loss	(6,053)	(25,527)
Denominator - weighted-average shares outstanding	77,427	76,293
Basic loss per share	(0.08)	(0.33)

Basic loss per share - net earnings attributable to Acxiom stockholders:
Numerator - net loss attributable to Acxiom	(6,039)	(29,223)
Denominator - weighted-average shares outstanding	77,427	76,293
Basic loss per share - net loss attributable to Acxiom stockholders	(0.08)	(0.38)

Diluted loss per share from continuing operations:
Numerator - net loss	(6,053)	(25,527)

Denominator - weighted-average shares outstanding	77,427	76,293
Dilutive effect of common stock options, warrants and restricted stock	-	-
	77,427	76,293

Diluted loss per share from continuing operations	(0.08)	(0.33)

Diluted loss per share - net earnings attributable to Acxiom stockholders:
Numerator - net loss attributable to Acxiom	(6,039)	(29,223)

Denominator - weighted-average shares outstanding	77,427	76,293
Dilutive effect of common stock options, warrants, and restricted stock	-	-
	77,427	76,293

Diluted loss per share - net loss attributable to Acxiom stockholders	(0.08)	(0.38)

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF EARNINGS PER SHARE
(Unaudited)
(In thousands, except earnings per share)

	For the Twelve Months Ended

	March 31,	March 31,
	2015	2014

Basic earnings (loss) per share from continuing operations:
Numerator - net earnings (loss)	(9,147)	10,992
Denominator - weighted-average shares outstanding	77,106	74,690
Basic earnings (loss) per share	(0.12)	0.15

Basic earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders:
Numerator - net earnings (loss) attributable to Acxiom	(11,031)	8,863
Denominator - weighted-average shares outstanding	77,106	74,690
Basic earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders	(0.14)	0.12

Diluted earnings (loss) per share from continuing operations:
Numerator - net earnings (loss)	(9,147)	10,992

Denominator - weighted-average shares outstanding	77,106	74,690
Dilutive effect of common stock options, warrants and restricted stock	-	2,264
	77,106	76,954

Diluted earnings (loss) per share from continuing operations	(0.12)	0.14

Diluted earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders:
Numerator - net earnings (loss) attributable to Acxiom	(11,031)	8,863

Denominator - weighted-average shares outstanding	77,106	74,690
Dilutive effect of common stock options, warrants, and restricted stock	-	2,264
	77,106	76,954

Diluted earnings (loss) per share - net earnings (loss) attributable to Acxiom stockholders	(0.14)	0.12

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	March 31,	March 31,
Revenue:	2015	2014

Marketing and data services	205,734	209,746
IT Infrastructure management services	51,633	58,816

Total revenue	257,367	268,562

Income from continuing operations:

Marketing and data services	13,356	27,244
IT Infrastructure management services	5,456	3,803
Corporate	(23,437)	(42,550)

Total loss from continuing operations	(4,625)	(11,503)

Margin:

Marketing and data services	6.5%	13.0%
IT Infrastructure management services	10.6%	6.5%

Total margin	-1.8%	-4.3%

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)

	For the Twelve Months Ended

	March 31,	March 31,
Revenue:	2015	2014

Marketing and data services	804,911	805,153
IT Infrastructure management services	215,148	257,125

Total revenue	1,020,059	1,062,278

Income from continuing operations:

Marketing and data services	46,728	78,500
IT Infrastructure management services	18,105	32,847
Corporate	(65,437)	(60,874)

Total income from continuing operations	(604)	50,473

Margin:

Marketing and data services	5.8%	9.7%
IT Infrastructure management services	8.4%	12.8%

Total margin	-0.1%	4.8%

ACXIOM CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT RESULTS
(Unaudited)
(Dollars in thousands, except earnings per share)

	For the Three Months Ended		For the Twelve Months Ended
	March 31,		March 31,
	2015	2014	2015	2014

Marketing and data services income from operations	13,356	27,244	46,728	78,500

Unusual items:

Purchased intangible asset amortization	3,779	68	11,446	340
Non-cash stock compensation	8,594	2,772	26,927	10,699

Marketing and data services income
from operations before unusual items	25,729	30,084	85,101	89,539

Margin	12.5%	14.3%	10.6%	11.1%

IT infrastructure management services income
from operations	5,456	3,803	18,105	32,847

Unusual items:

Non-cash stock compensation	(246)	809	1,959	3,226

IT infrastructure management services income
from operations before unusual items	5,210	4,612	20,064	36,073

Margin	10.1%	7.8%	9.3%	14.0%

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Dollars in thousands)

	March 31,	March 31,	$	%
	2015	2014	Variance	Variance
Assets
Current assets:
Cash and cash equivalents	141,010	418,586	(277,576)	(66.3%)
Trade accounts receivable, net	162,639	160,718	1,921	1.2%
Deferred income taxes	28,372	12,870	15,502	120.5%
Refundable income taxes	5,239	11,535	(6,296)	(54.6%)
Restricted cash held in escrow	31,000	-	31,000	100.0%
Other current assets	45,682	54,484	(8,802)	(16.2%)
Assets of discontinued operations	112	7,332	(7,220)	(98.5%)

Total current assets	414,054	665,525	(251,471)	(37.8%)

Property and equipment	723,006	852,236	(129,230)	(15.2%)
Less - accumulated depreciation and amortization	502,416	635,330	(132,914)	(20.9%)

Property and equipment, net	220,590	216,906	3,684	1.7%

Software, net of accumulated amortization	68,962	39,425	29,537	74.9%
Goodwill	568,870	358,384	210,486	58.7%
Purchased software licenses, net of accumulated amortization	13,494	18,584	(5,090)	(27.4%)
Other assets, net	36,454	24,477	11,977	48.9%

	1,322,424	1,323,301	(877)	(0.1%)

Liabilities and Stockholders' Equity
Current liabilities:
Current installments of long-term debt	32,885	28,567	4,318	15.1%
Trade accounts payable	38,951	36,179	2,772	7.7%
Accrued payroll and related expenses	39,026	62,182	(23,156)	(37.2%)
Other accrued expenses	67,867	70,412	(2,545)	(3.6%)
Acquisition escrow payable	31,000	-	31,000	100.0%
Deferred revenue	37,278	47,638	(10,360)	(21.7%)
Income taxes	-	241	(241)	(100.0%)
Liabilities of discontinued operations	1,008	4,250	(3,242)	(76.3%)

Total current liabilities	248,015	249,469	(1,454)	(0.6%)

Long-term debt	254,539	289,043	(34,504)	(11.9%)

Deferred income taxes	103,391	90,226	13,165	14.6%

Other liabilities	13,222	11,706	1,516	13.0%

Stockholders' equity:
Common stock	12,794	12,584	210	1.7%
Additional paid-in capital	1,034,526	981,985	52,541	5.4%
Retained earnings	591,798	602,829	(11,031)	(1.8%)
Accumulated other comprehensive income	9,413	13,662	(4,249)	(31.1%)
Treasury stock, at cost	(945,274)	(928,203)	(17,071)	(1.8%)
Total stockholders' equity	703,257	682,857	20,400	3.0%

	1,322,424	1,323,301	(877)	(0.1%)

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Three Months Ended

	March 31,

	2015	2014

Cash flows from operating activities:
Net earnings (loss)	(6,039)	(29,223)
Loss (earnings) from discontinued operations, net of tax	(14)	3,696
Non-cash operating activities:
Depreciation and amortization	33,863	26,728
Disposal or impairment of assets	1,976	(9)
Impairment of goodwill and other	-	24,953
Deferred income taxes	(7,669)	5,763
Non-cash stock compensation expense	8,348	3,581
Changes in operating assets and liabilities:
Accounts receivable	(8,025)	4,308
Other assets	12,244	(8,192)
Deferred costs	4	(417)
Accounts payable and other liabilities	273	12,044
Deferred revenue	(497)	(2,545)
Net cash provided by operating activities	34,464	40,687
Cash flows from investing activities:
Capitalized software	(3,602)	(5,408)
Capital expenditures	(17,512)	(14,409)
Data acquisition costs	(374)	(3,085)
Payments from investments	-	190
Net cash paid in acquisitions	-	(500)
Net cash provided (used) by investing activities	(21,488)	(23,212)
Cash flows from financing activities:
Payments of debt	(8,606)	(5,728)
Sale of common stock, net of stock acquired for withholding taxes	5,846	11,384
Tax impact of stock options, warrants, and restricted stock	4,645	11,295
Net cash provided (used) by financing activities	1,885	16,951
Cash flows from discontinued operations:
From operating activities	(12)	3,147
From investing activities	(92)	-
Net cash provided by discontinued operations	(104)	3,147
Effect of exchange rate changes on cash	(638)	105

Net change in cash and cash equivalents	14,119	37,678
Cash and cash equivalents at beginning of period	126,891	380,908
Cash and cash equivalents at end of period	141,010	418,586

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	2,473	2,495
Income taxes	(4,383)	5,928
Payments on capital leases and installment payment arrangements	574	1,465
Other debt payments, excluding line of credit	8,032	4,263

ACXIOM CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	For the Twelve Months Ended

	March 31

	2015	2014

Cash flows from operating activities:
Net earnings (loss)	(11,031)	8,803
Loss (earnings) from discontinued operations, net of tax	1,884	2,189
Non-cash operating activities:
Depreciation and amortization	118,834	102,426
Disposal or impairment of assets	1,976	(2,576)
Loss on early extinguishment of debt	-	664
Impairment of goodwill and other	-	24,953
Deferred income taxes	(9,689)	2,097
Non-cash stock compensation expense	28,886	13,925
Changes in operating assets and liabilities:
Accounts receivable	(497)	8,272
Other assets	15,727	(1,260)
Deferred costs	(1,484)	(506)
Accounts payable and other liabilities	(29,142)	288
Deferred revenue	(10,677)	3,966
Net cash provided by operating activities	104,787	163,241
Cash flows from investing activities:
Capitalized software	(18,587)	(24,517)
Capital expenditures	(69,041)	(39,132)
Data acquisition costs	(1,871)	(7,745)
Payments from investments	-	3,823
Net cash paid in acquisitions	(265,672)	(500)
Net cash provided (used) by investing activities	(355,171)	(68,071)
Cash flows from financing activities:
Proceeds from debt	-	300,000
Payments of debt	(28,421)	(235,895)
Fees for debt refinancing	-	(4,370)
Sale of common stock, net of stock acquired for withholding taxes	5,039	80,490
Tax impact of stock options, warrants, and restricted stock	4,645	11,295
Acquisition of treasury stock	(9,868)	(52,663)
Acquisition of noncontrolling interest	-	(600)
Net cash provided (used) by financing activities	(28,605)	98,257
Cash flows from discontinued operations:
From operating activities	197	1,735
From investing activities	2,835	(166)
Net cash provided (used) by discontinued operations	3,032	1,569
Effect of exchange rate changes on cash	(1,619)	616

Net change in cash and cash equivalents	(277,576)	195,612
Cash and cash equivalents at beginning of period	418,586	222,974
Cash and cash equivalents at end of period	141,010	418,586

Supplemental cash flow information:
Cash paid (received) during the period for:
Interest	8,673	11,762
Income taxes	(3,845)	21,702
Payments on capital leases and installment payment arrangements	3,823	8,379
Other debt payments, excluding line of credit	24,598	12,516
Prepayment of debt	-	215,000

ACXIOM CORPORATION AND SUBSIDIARIES
CALCULATION OF FREE CASH FLOW AVAILABLE TO EQUITY
AND RECONCILIATION TO OPERATING CASH FLOW
(Unaudited)
(Dollars in thousands)

	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015

Net cash provided by operating activities - continuing operations	16,508	42,255	63,791	40,687	163,241	1,867	25,792	42,664	34,464	104,787
Net cash provided by operating activities - discontinued operations	341	(1,734)	(19)	3,147	1,735	(13)	82	140	(12)	197

Less:
Payments for investments	-	-	3,633	190	3,823	-	-	-		-
Capitalized software	(5,954)	(7,660)	(5,495)	(5,408)	(24,517)	(4,969)	(5,608)	(4,408)	(3,602)	(18,587)
Capital expenditures	(8,912)	(9,130)	(6,681)	(14,409)	(39,132)	(19,001)	(19,396)	(13,132)	(17,512)	(69,041)
Data acquisition costs	(1,961)	(913)	(1,786)	(3,085)	(7,745)	(635)	(468)	(394)	(374)	(1,871)
Discontinued operations investing activities	(8)	(139)	(19)	-	(166)	2,927	-	-	(92)	2,835
Payments on capital leases and installment payment arrangements	(2,900)	(2,339)	(1,675)	(1,465)	(8,379)	(1,235)	(1,084)	(930)	(574)	(3,823)
Other required debt payments	(1,990)	(2,004)	(4,259)	(4,263)	(12,516)	(4,267)	(4,272)	(8,027)	(8,032)	(24,598)

Total	(4,876)	18,336	47,490	15,394	76,344	(25,326)	(4,954)	15,913	4,266	(10,101)

ACXIOM CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except earnings per share)

											Q4 FY15 to Q4 FY14
	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015%		$
Revenue:
Marketing and data services	187,793	200,952	206,662	209,746	805,153	186,683	204,248	208,246	205,734	804,911	-1.9%	(4,012)
IT Infrastructure management services	69,385	66,825	62,099	58,816	257,125	55,532	55,789	52,194	51,633	215,148	-12.2%	(7,183)
Total revenue	257,178	267,777	268,761	268,562	1,062,278	242,215	260,037	260,440	257,367	1,020,059	-4.2%	(11,195)

Operating costs and expenses:
Cost of revenue	196,105	199,107	201,430	198,920	795,562	192,303	205,318	203,728	206,120	807,469	3.6%	7,200
Selling, general and administrative	37,615	42,859	43,383	45,519	169,376	46,938	50,483	47,345	43,795	188,561	-3.8%	(1,724)
Impairment of goodwill and other	-	-	-	24,953	24,953	-	-	-	-	0	-100.0%	(24,953)
Gains, losses and other items, net	-	6,584	4,657	10,673	21,914	7,452	929	4,175	12,077	24,633	13.2%	1,404

Total operating costs and expenses	233,720	248,550	249,470	280,065	1,011,805	246,693	256,730	255,248	261,992	1,020,663	-6.5%	(18,073)

Income (loss) from operations	23,458	19,227	19,291	(11,503)	50,473	(4,478)	3,307	5,192	(4,625)	(604)	59.8%	6,878
% Margin	9.1%	7.2%	7.2%	-4.3%	4.8%	-1.8%	1.3%	2.0%	-1.8%	-0.1%
Other expense
Interest expense	(3,019)	(2,980)	(3,114)	(2,558)	(11,671)	(2,571)	(2,395)	(2,610)	(2,474)	(10,050)	3.3%	84
Other, net	104	(350)	1,484	579	1,817	(413)	(115)	(34)	(763)	(1,325)	-231.8%	(1,342)
Total other expense	(2,915)	(3,330)	(1,630)	(1,979)	(9,854)	(2,984)	(2,510)	(2,644)	(3,237)	(11,375)	-63.6%	(1,258)

Earnings (loss) from continuing operations before income taxes	20,543	15,897	17,661	(13,482)	40,619	(7,462)	797	2,548	(7,862)	(11,979)	41.7%	5,620
Income taxes	8,040	6,459	3,083	12,045	29,627	(1,390)	2,293	(1,926)	(1,809)	(2,832)	-115.0%	(13,854)

Net earnings (loss) from continuing operations	12,503	9,438	14,578	(25,527)	10,992	(6,072)	(1,496)	4,474	(6,053)	(9,147)	76.3%	19,474

Earnings (loss) from discontinued operations, net of tax	592	426	489	(3,696)	(2,189)	(1,532)	(48)	(318)	14	(1,884)	100.4%	3,710

Net earnings (loss)	13,095	9,864	15,067	(29,223)	8,803	(7,604)	(1,544)	4,156	(6,039)	(11,031)	79.3%	23,184

Less: Net gain (loss) attributable
to noncontrolling interest	(85)	25	-	-	(60)	-	-	-	-	-	-	-

Net earnings (loss) attributable to Acxiom	13,180	9,839	15,067	(29,223)	8,863	(7,604)	(1,544)	4,156	(6,039)	(11,031)	79.3%	23,184

Diluted earnings (loss) per share - net earnings (loss) attributable
to Acxiom stockholders	0.17	0.13	0.19	(0.38)	0.12	(0.10)	(0.02)	0.05	(0.08)	(0.14)	78.9%	0.30

ACXIOM CORPORATION AND SUBSIDIARIES
RESULTS BY SEGMENT
(Unaudited)
(Dollars in thousands)
											Q4 FY15 to Q4 FY14
	06/30/13	09/30/13	12/31/13	03/31/14	YTD FY2014	06/30/14	09/30/14	12/31/14	03/31/15	YTD FY2015%		$

Revenue:

Marketing and data services	187,793	200,952	206,662	209,746	805,153	186,683	204,248	208,246	205,734	804,911	-2%	(4,012)
IT Infrastructure management services	69,385	66,825	62,099	58,816	257,125	55,532	55,789	52,194	51,633	215,148	-12%	(7,183)

Total revenue	257,178	267,777	268,761	268,562	1,062,278	242,215	260,037	260,440	257,367	1,020,059	-4%	(11,195)

Income from continuing operations:

Marketing and data services	12,697	16,030	22,529	27,244	78,500	10,272	9,397	13,703	13,356	46,728	-51%	(13,888)
IT Infrastructure management services	10,761	11,967	6,316	3,803	32,847	4,739	4,130	3,780	5,456	18,105	43%	1,653
Corporate	-	(8,770)	(9,554)	(42,550)	(60,874)	(19,489)	(10,220)	(12,291)	(23,437)	(65,437)	45%	19,113

Total income (loss) from continuing operations	23,458	19,227	19,291	(11,503)	50,473	(4,478)	3,307	5,192	(4,625)	(604)	60%	6,878

Margin:

Marketing and data services	6.8%	8.0%	10.9%	13.0%	9.7%	5.5%	4.6%	6.6%	6.5%	5.8%
IT Infrastructure management services	15.5%	17.9%	10.2%	6.5%	12.8%	8.5%	7.4%	7.2%	10.6%	8.4%

Total	9.1%	7.2%	7.2%	-4.3%	4.8%	-1.8%	1.3%	2.0%	-1.8%	-0.1%